EXHIBIT 99.1
                                 ------------

                            Computational Materials


msm 05-4 - Price/Yield - 1A

Morgan Stanley

Balance                $73,421,000.00                   Delay              24                 WAC(1)          5.54604
Coupon                 5                                Dated              7/1/2005           NET(1)          5.29604
Settle                 7/29/2005                        First Payment      8/25/2005

Price                  75 PSA                           150 PSA            225 PSA           300 PSA          350 PSA

                                                 Yield              Yield             Yield            Yield           Yield
              99-08+                             5.13               5.14              5.16             5.17            5.18
              99-12+                             5.10               5.11              5.12             5.13            5.14
              99-16+                             5.08               5.09              5.09             5.10            5.10
              99-20+                             5.06               5.06              5.06             5.06            5.06
              99-24+                             5.03               5.03              5.03             5.02            5.02
              99-28+                             5.01               5.00              4.99             4.99            4.98
             100-00+                             4.99               4.97              4.96             4.95            4.94
             100-04+                             4.96               4.95              4.93             4.91            4.90
             100-08+                             4.94               4.92              4.90             4.88            4.86
             100-12+                             4.92               4.89              4.87             4.84            4.82
             100-16+                             4.89               4.86              4.83             4.80            4.78

                 WAL                             6.71               5.57              4.69             4.00            3.63
            Mod Durn                            5.292              4.500             3.877            3.380           3.104
    Principal Window                    Aug05 - May20      Aug05 - May20     Aug05 - May20    Aug05 - May20   Aug05 - May20

           LIBOR_1MO                             3.46               3.46              3.46             3.46            3.46
              Prepay                           75 PSA            150 PSA           225 PSA          300 PSA         350 PSA




Balance                   WAM(1)                    173
Coupon                    WALA(1)                     7
Settle

Price                    400 PSA         450 PSA         500 PSA

                                  Yield           Yield           Yield
              99-08+              5.19            5.20            5.22
              99-12+              5.15            5.16            5.16
              99-16+              5.11            5.11            5.11
              99-20+              5.06            5.06            5.06
              99-24+              5.02            5.02            5.01
              99-28+              4.97            4.97            4.96
             100-00+              4.93            4.92            4.91
             100-04+              4.89            4.87            4.86
             100-08+              4.84            4.83            4.81
             100-12+              4.80            4.78            4.76
             100-16+              4.76            4.73            4.71

                 WAL              3.31            3.04            2.80
            Mod Durn             2.864           2.654           2.469
    Principal Window     Aug05 - May20   Aug05 - May20   Aug05 - May20

           LIBOR_1MO              3.46            3.46            3.46
              Prepay           400 PSA         450 PSA         500 PSA




         Yield Curve  Mat     1MO     3MO     6MO     2YR     3YR     5YR   10YR    30YR

                      Yld   3.15947 3.38272 3.63174 3.93795 3.98609 4.06043 4.2442 4.46612



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY


msm 05-4 - Price/Yield - 4A

Morgan Stanley

Balance               $45,752,000.00    Delay           24               WAC(4)          6.47869          WAM(4)
Coupon                6.17879           Dated           7/1/2005         NET(4)          6.17879          WALA(4)
Settle                7/29/2005         First Payment   8/25/2005

Price                 75 PSA            150 PSA         225 PSA         300 PSA          350 PSA         400 PSA

                                 Yield           Yield           Yield            Yield           Yield          Yield
             101-22+              5.99            5.92            5.84             5.75            5.70           5.64
             101-26+              5.98            5.90            5.81             5.72            5.67           5.61
             101-30+              5.96            5.88            5.79             5.69            5.63           5.57
             102-02+              5.95            5.86            5.76             5.67            5.60           5.54
             102-06+              5.93            5.84            5.74             5.64            5.57           5.50
             102-10+              5.92            5.82            5.71             5.61            5.54           5.47
             102-14+              5.90            5.80            5.69             5.58            5.50           5.43
             102-18+              5.89            5.78            5.66             5.55            5.47           5.39
             102-22+              5.87            5.76            5.64             5.52            5.44           5.36
             102-26+              5.86            5.74            5.62             5.49            5.41           5.32
             102-30+              5.84            5.72            5.59             5.46            5.38           5.29

                 WAL             13.02            9.11            6.82             5.39            4.72           4.19
            Mod Durn             7.969           6.178           5.002            4.188           3.776          3.438
    Principal Window     Aug05 - Apr35   Aug05 - Apr35   Aug05 - Apr35    Aug05 - Apr35   Aug05 - Apr35  Aug05 - Apr35

           LIBOR_1MO              3.46            3.46            3.46             3.46            3.46           3.46
              Prepay            75 PSA         150 PSA         225 PSA          300 PSA         350 PSA        400 PSA



Balance                            355
Coupon                               3
Settle

Price                   450 PSA         500 PSA

                                 Yield          Yield
             101-22+              5.59           5.53
             101-26+              5.55           5.49
             101-30+              5.51           5.45
             102-02+              5.47           5.41
             102-06+              5.43           5.37
             102-10+              5.39           5.32
             102-14+              5.36           5.28
             102-18+              5.32           5.24
             102-22+              5.28           5.20
             102-26+              5.24           5.16
             102-30+              5.20           5.12

                 WAL              3.76           3.42
            Mod Durn             3.155          2.916
    Principal Window     Aug05 - Apr35  Aug05 - Apr35

           LIBOR_1MO              3.46           3.46
              Prepay           450 PSA        500 PSA



        Yield Curve  Mat     1MO      3MO      6MO       2YR       3YR       5YR     10YR    30YR

                     Yld   3.15947 3.38272   3.63174   3.93795   3.98609   4.06043  4.2442  4.46612



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


msm 05-4 - Price/Yield - 5A6

Morgan Stanley

Balance               $16,000,000.00    Delay          24                WAC(5)         5.92177          WAM(5)
Coupon                5.5               Dated          7/1/2005          NET(5)         5.67177          WALA(5)
Settle                7/29/2005         First Payment  8/25/2005

Price                 75 PSA            150 PSA        225 PSA          300 PSA         350 PSA         400 PSA

                                 Yield          Yield            Yield           Yield           Yield           Yield
              91-29+              5.89           5.95             6.03            6.15            6.30            6.57
              92-01+              5.88           5.94             6.02            6.14            6.29            6.56
              92-05+              5.88           5.94             6.01            6.13            6.27            6.54
              92-09+              5.87           5.93             6.01            6.12            6.26            6.52
              92-13+              5.87           5.92             6.00            6.11            6.25            6.50
              92-17+              5.86           5.92             5.99            6.10            6.24            6.49
              92-21+              5.86           5.91             5.98            6.09            6.22            6.47
              92-25+              5.85           5.90             5.98            6.08            6.21            6.45
              92-29+              5.85           5.90             5.97            6.07            6.20            6.44
              93-01+              5.84           5.89             5.96            6.06            6.19            6.42
              93-05+              5.83           5.88             5.95            6.05            6.17            6.40

                 WAL             25.76          22.23            18.69           15.60           12.60            8.94
            Mod Durn            24.576         20.776           17.130          13.685          10.854           7.877
    Principal Window     Sep27 - Jun35  Jan23 - Jun35    Dec18 - Jun35   May14 - Jun35   May12 - Jun35   May11 - Jun35

           LIBOR_1MO              3.46           3.46             3.46            3.46            3.46            3.46
              Prepay            75 PSA        150 PSA          225 PSA         300 PSA         350 PSA         400 PSA




Balance                            356
Coupon                               3
Settle

Price                   450 PSA         500 PSA

                                 Yield           Yield
              91-29+              7.01            7.22
              92-01+              6.98            7.19
              92-05+              6.96            7.16
              92-09+              6.94            7.14
              92-13+              6.91            7.11
              92-17+              6.89            7.08
              92-21+              6.86            7.05
              92-25+              6.84            7.03
              92-29+              6.81            7.00
              93-01+              6.79            6.97
              93-05+              6.77            6.94

                 WAL              5.74            5.00
            Mod Durn             5.530           4.822
    Principal Window     Aug10 - May12   Feb10 - Feb11

           LIBOR_1MO              3.46            3.46
              Prepay           450 PSA         500 PSA





         Yield Curve  Mat     1MO      3MO      6MO        2YR      3YR       5YR     10YR    30YR

                      Yld   3.15947 3.38272   3.63174    3.93795  3.98609   4.06043  4.2442  4.46612



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.